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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2002

Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000
(Registrant's Telephone Number, Including Area Code)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

Item	Exhibit
A	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (Principal Executive Officer, Paul T. Stecko)
B	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (Principal Financial Officer, Richard B. West)

Item 9.    Regulation FD Disclosure.

        On August 13, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the Principal Executive Officer and the Principal Financial Officer of Packaging Corporation of America. Copies of each written statement are furnished as Exhibits A and B to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACKAGING CORPORATION OF AMERICA
Date: August 13, 2002	/s/ PAUL T. STECKO By: Paul T. Stecko Its: Chairman and Chief Executive Officer
/s/ RICHARD B. WEST By: Richard B. West Its: Senior Vice President, Chief Financial Officer and Corporate Secretary

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES